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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   FEBRUARY 14, 1995
                                                         -----------------



                         UNITED HEALTHCARE CORPORATION
                         -----------------------------
               (exact name of registrant as specified in charter)



                                   MINNESOTA
                                   ---------
                 (State or other jurisdiction of incorporation)


             0-13253                                41-1321939
             -------                                ----------
     (Commission File Number)            (IRS Employer Identification No.)


        300 OPUS CENTER, 9900 BREN ROAD EAST, MINNETONKA, MN      55343
        ---------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (612) 936-1300
                                                           --------------
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Item 5.  Other Events
- - - ---------------------

On February 14, 1995, the Registrant announced its financial results for the fourth quarter and fiscal year ended December 31, 1994.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
- - - ----------------------------------------------------------------------------

(c)  Exhibits
- - - ---  --------

     Exhibit 99.1 - United HealthCare Corporation Press Release, dated February 14, 1995.

     Exhibit 99.2 - Supplemental Financial Schedules related to financial results for the fourth quarter ended December 31, 1994.

                                       2
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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED HEALTHCARE CORPORATION
                              -----------------------------
                                    (Registrant)


                              By /s/David P. Koppe
                                 ------------------------------
                                 David P. Koppe
                                 Vice President, Treasurer and
                                 Chief Financial Officer


Date:  February 14, 1995

                                       3
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                                 EXHIBIT INDEX




Exhibit Number  Description                                             Page No.
- - - --------------  -----------                                             --------

99.1            United HealthCare Corporation Press Release dated
                February 14, 1995.                                         5

99.2            Supplemental Financial Schedules related to financial
                results for the fourth quarter ended December 31, 1994.    9

                                       4